Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill.
Goodwill
7.	Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired in the acquisition. Goodwill is not deductible for tax purposes and is assigned to the only reporting unit, which is the Atour Group.

The Company did not incur any impairment loss on goodwill for the years ended December 31, 2022, 2023 and 2024.